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                                                                     EXHIBIT 1.1

                      THE READER'S DIGEST ASSOCIATION, INC.

                                 DEBT SECURITIES

                             Underwriting Agreement

                                                        [      ], 2001


To the Representatives named
in Schedule I hereto of the
Underwriters named in
Schedule II hereto

Ladies and Gentlemen:

         The Reader's Digest Association, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in
Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee"). If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain debt securities (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement, including all exhibits thereto, as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus". If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of
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Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

         The Company hereby agrees with the Underwriters as follows:

         1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in
Schedule I hereto plus accrued interest, if any, from the date specified in
Schedule I hereto to the date of payment and delivery.

         2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         3. Payment for the Securities shall be made by wire transfer in immediately available federal funds to the account specified by the Company to the Representatives, no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below), on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day (as defined below) thereafter, as you and the Company may agree in writing). As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date".

         Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (the "Global Note") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives at the office of [THE TRUSTEE, ADDRESS] [J.P. MORGAN SECURITIES INC. AT THE ADDRESS SET FORTH ABOVE] not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.


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         4.  The Company represents and warrants to each Underwriter that:

                  (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no order preventing or suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply when they become effective or are filed with the Commission, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (b) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;


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                  (c) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

                  (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock of the Company (other than in connection with the issuance of capital stock in the ordinary course of business pursuant to the Company 1989 Key Employee Long Term Incentive Plan, the 1994 Key Employee Long Term Incentive Plan, the Employee Ownership Plan and 401(K) Partnership, the Employee Stock Purchase Plans, The Reader's Digest Association, Inc. Director Compensation Plan and the All-Employee Stock Ownership Plan described in the Prospectus and any stock repurchases by the Company or any of its subsidiaries pursuant to the stock repurchase program announced in May 2001 and described in the Prospectus), any material change in the long-term debt of the Company and its subsidiaries taken as a whole, or any material adverse change in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business), except for such transactions or agreements which would not, either individually or in the aggregate, have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect");

                  (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) necessary to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and the Company has an authorized capitalization as set forth in the Prospectus and all the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully-paid and non-assessable;

                  (f) each of The Reader's Digest Association Limited and Books Are Fun, Ltd. (each a "Designated Subsidiary" and collectively, the "Designated Subsidiaries") has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, or, in jurisdictions outside of the United States, the


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         substantive equivalent thereto, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; the Designated Subsidiaries are the only subsidiaries of the Company whose total assets, in the case of each Designated Subsidiary, exceed 5% of the consolidated total assets of the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each Designated Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, or the substantive equivalent thereto (to the extent such concept applies under the applicable law with respect to any Designated Subsidiary organized outside of the United States) and (except in the case of foreign subsidiaries, for qualifying shares owned or held by directors or other related persons as required by statute and except as described in the Prospectus) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims, except that no representation is made with respect to any currently inactive subsidiary of the Company;

                  (g) this Agreement has been duly authorized, executed and delivered by the Company;

                  (h) the Securities have been duly authorized, and, assuming due authentication thereof by the Trustee, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Indenture has been duly authorized and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and binding instrument (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Securities and the Indenture will conform to the descriptions thereof in the Prospectus;

                  (i) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which, either individually or in the aggregate, would not have a Material Adverse Effect; the issue and sale of the Securities and the performance by the Company of all its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms


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         or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults which, either individually or in the aggregate, would not have a Material Adverse Effect, nor will any such action result in any violation of (i) the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or (ii) any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, except, with respect to (ii), for such conflicts, breaches, violations or defaults which, either individually or in the aggregate, would not have a Material Adverse Effect; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (j) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have, either individually or in the aggregate, a Material Adverse Effect;

                  (k) immediately after any sale of Securities by the Company hereunder, the aggregate amount of Securities which have been issued and sold by the Company hereunder and of any securities of the Company (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement;

                  (l) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act;

                  (m) the Company has good and marketable title in fee simple to its headquarters and principal operating facilities in Westchester County, New York, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; the Company and its subsidiaries have good and marketable title in fee simple, or, in jurisdictions outside of the United States, the substantive equivalent thereto, to all other items of real property and good and marketable

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         title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as would not in the aggregate have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as would not in the aggregate have a Material Adverse Effect;

                  (n) the Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (o) the Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba;

                  (p) the Company owns, either directly or through a subsidiary, all the patents, trademarks, service marks, trade names and copyrights or licenses rights with respect to the foregoing necessary for the present and planned future conduct of its business as described in the Prospectus, except where the failure to own or license the same would not have a Material Adverse Effect, without any known conflict with the rights of others, the result of which conflict could have a Material Adverse Effect; and to the knowledge of the Company there is no infringement of such patents, trademarks, service marks, trade names and copyrights by others, the result of which infringement could have a Material Adverse Effect;

                  (q) each of the Company and its Designated Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except to the extent that the failure to own, possess or obtain any license, permit, certificate, order, approval or authorization, or the failure to make any declaration or filing would not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus;

                  (r) there are no existing or, to the best knowledge of the Company, threatened labor disputes with the employees of the Company or any of its subsidiaries which are likely to have a Material Adverse Effect.

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         5. The Company covenants and agrees with each of the several
Underwriters as follows:

                  (a) to file the Prospectus in a form reasonably approved by you pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b);

                  (b) to furnish to each Representative and counsel for the Underwriters, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to furnish each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;

                  (c) from the date hereof and prior to the Closing Date, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably object on a timely basis;

                  (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you promptly after it receives notice, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

                  (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, forthwith to prepare and furnish, at


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         the expense of the Company, to the Underwriters and to the dealers
         (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                  (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (g) to make generally available to its security holders and to you as soon as practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

                  (h) so long as the Securities are outstanding, upon request, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange. Such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission;

                  (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities, without the prior written consent of the Representatives;

                  (j) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of


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         eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may reasonably designate (including reasonable fees of counsel for the Underwriters and their disbursements), (iv) related to any filing with the National Association of Securities Dealers, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided,
         (vi) payable to rating agencies in connection with the rating of the Securities, (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors and (viii) the cost and charges of any transfer agent.

         6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

                  (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

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                  (e) the Representatives shall have received on and as of the
         Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, reasonably satisfactory to you to the effect set forth in subsections (a) through
         (c) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section;

                  (f) Wachtell, Lipton, Rosen & Katz, special counsel for the Company, shall have furnished to you their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) necessary to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                  (ii) this Agreement has been duly authorized, executed and delivered by the Company;

                  (iii) the Securities have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, when duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                  (iv) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Indenture has been duly qualified under the Trust Indenture Act;

                  (v) the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Certificate of Incorporation, or the By-Laws of the Company or any applicable law of the United States or New York or the General Corporation Law of the State of Delaware;

                  (vi) the statements in the Prospectus under "Description of Debt Securities" and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects the information called for with respect to such legal matters, documents or proceedings;

                  (vii) in the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel has participated in conferences with certain of the officers and other representatives of the Company, representatives of the independent certified public accountants for the Company and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus were discussed; although we have not independently verified, and are not passing upon and assume no responsibility for, the accuracy, completeness or fairness of the statements made in the Registration Statement and the Prospectus, other than as provided in clause (vii) above, no facts have come to our attention which lead us to believe that the Registration Statement or Prospectus (other than the financial statements and related notes thereto and the other financial, statistical, reserve and accounting data included in or omitted from the Registration Statement and the Prospectus, all as to which we express no opinion), on the date thereof or at the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; such counsel is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act;

                  (viii) the Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

         In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of New York and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (vii) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified. Such opinion may contain customary assumptions, exceptions, limitations, qualifications and comments, including a statement that Wachtell, Lipton, Rosen & Katz does not and has not acted for the Company as regular outside counsel for litigation, ERISA, antitrust, intellectual property, commercial, corporate or other matters.

                  The opinion of Wachtell, Lipton, Rosen & Katz described above shall be rendered to the Underwriters at the request of the Company and shall so state therein;

                  (g) Clifford H.R. DuPree, Vice President and Associate General Counsel of the Company, shall have furnished to you his written opinion, dated the Closing Date, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) necessary to own its properties and conduct its business as described in the Prospectus;

                  (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                  (iii) each of the Designated Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation or, in jurisdictions outside of the United States, the substantive equivalent thereto, with power and authority (corporate and other) necessary to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a Material Adverse Effect; and all of the issued shares of capital stock of each Designated Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable or the substantive equivalent thereto (to the extent such concept applies under the applicable law with respect to any Designated Subsidiary organized outside of the United States), and (except in the case of foreign subsidiaries, for qualifying shares owned or held by directors or other related persons as required by statute and except as otherwise set forth in the

                  Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests, equities or claims;

                  (iv) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect;

                  (v) neither the Company nor any of its Designated Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Designated Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which, either individually or in the aggregate, would not have a Material Adverse Effect; the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults which, either individually or in the aggregate, would not have a Material Adverse Effect, nor will any such action result in any violation of the provisions of (i) the Certificate of Incorporation, or the By-Laws of the Company or (ii) any applicable law or statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, except, with respect to
                  (ii), for such conflicts, breaches, violations or defaults which, either individually or in the aggregate, would not have a Material Adverse Effect;

                  (vi) such counsel (A) is of the opinion that each document incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented (other than the financial statements and related schedules therein and other financial data derived from the financial statements or accounting records of the Company therein, as to which such counsel need express no opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act, and the rules and regulations of the Commission thereunder (B) has no reason to believe that any part of the Registration Statement

                  (including the documents incorporated by reference therein) (other than the financial statements included therein and other financial data derived from the financial statements or accounting records of the Company therein, and that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) as to which such counsel need express no belief) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements included therein and other financial data derived from the financial statements or accounting records of the Company therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and (D) has no reason to believe that the Registration Statement and the Prospectus (other than the financial statements included therein and other financial data derived from the financial statements or accounting records of the Company therein as to which such counsel need express no belief), on the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (vii) each of the Company and the Designated Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except to the extent that the failure to own, possess or obtain any license, permit, certificate, order, approval or authorization, or the failure to make any declaration or filing would not have a Material Adverse Effect, and neither the Company nor any Designated Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus;

                  (viii) to the knowledge of such counsel, the Company, either directly or through a subsidiary, owns all the patents, trademarks, service marks, trade names and copyrights, or licenses rights with respect to the foregoing necessary for the present and planned future conduct of its business as described in the Prospectus, except where the failure to own or license the same would not have a Material Adverse Effect, without any conflict known to such counsel with the rights of others, the result of which conflict could have a Material Adverse Effect, and to the knowledge of such counsel, there is no infringement of such patents, trademarks, service marks trade names and copyrights by others, the results of which infringement could have a Material Adverse Effect;

                  (ix) no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter.

                  In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of New York and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (vi) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto but is without independent check or verification except as specified. Such opinion may contain customary assumptions, exceptions, limitations, qualifications and comments.

                  (h) on the date hereof and on the Closing Date, KPMG LLP shall have furnished to you letters, dated such date, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                  (i) you shall have received on and as of the Closing Date an opinion of Milbank, Tweed, Hadley & McCloy LLP, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

                  (j) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

         7. The Company agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities or actions in respect thereof (including without limitation the reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that such losses, claims, damages or liabilities are not caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein and provided, further, that such losses, claims, damages or liabilities are not caused by the fact that an Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Basic Prospectus or the Prospectus in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof to such Underwriter and the losses, claims, damages or liabilities of such Underwriter result from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the Basic Prospectus or the Prospectus.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing (, but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any Indemnified Person otherwise than under such subsection), and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and such control persons of Underwriters shall be designated in writing by the first of the named Representatives on Schedule I hereto and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability, or a failure to act, by or on behalf of any Indemnified Person.

         If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the Indemnified Person failed to give the notice required under the preceding paragraph, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the

Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses, but after deducting discounts and commissions to the Underwriters) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in Schedule I hereto, and not joint.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law of in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities, provided, however, that the representations and warranties of the Company shall be deemed to be made as of the date hereof and the Closing Date only.

         8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions that in any such case, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities.

         11. This Agreement shall inure to the benefit of and be binding upon the Company, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone on behalf of the Underwriters, and any such action taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address set forth in Schedule II hereto. Notices to the Company shall be given to it at Reader's Digest, Reader's Digest Road, Pleasantville, New York 10570-7000, (telex: 914-244-7816);
Attention: Clifford H.R. DuPree, Associate General Counsel.

         13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                           Very truly yours,

                                           THE READER'S DIGEST ASSOCIATION, INC.

                                           By:_________________________________
                                              Name:
                                              Title:


Accepted: [       ], 2001

J.P. MORGAN SECURITIES INC.
[CO-MANAGER]

Acting severally on behalf of
[ITSELF/THEMSELVES] and the several
Underwriters listed in Schedule II
hereto.

By:  J.P. MORGAN SECURITIES INC.


By:________________________________
   Name:
   Title:

                                                                      SCHEDULE I

Representatives(1):          _________________________________________

Underwriting Agreement
dated:                       _________________________________________


Registration Statement No.:  _________________________________________


Title of Securities:         _________________________________________


Aggregate principal
amount:                      $________________________________________


Price to Public:             __% of the principal amount of the Securities,
                             plus accrued interest, if any, from _______,
                             20__ to the Closing Date.

Indenture:                   Indenture dated as of _________ between the
                             Company and _____________________ as Trustee.


Maturity:                    _____________________________________________


Interest Rate:               _____________________________________________


Interest Payment Dates:      _____________________________________________

Optional Redemption
Provisions:                  _____________________________________________


Sinking Fund Provisions:     _____________________________________________

--------
(1) Bookrunning Representative should be named first for purposes of Sections 7 and 12.

Other Provisions:            _____________________________________________

Closing Date and
Time of Delivery:            _____________________________________________

Closing Location:            _____________________________________________

Address for Notices
 to Underwriters:            _____________________________________________


                                                                     SCHEDULE II

                                         Principal Amount
                                          of Securities
                                         To Be Purchased
                                         ---------------
Underwriter

J.P. Morgan Securities Inc. .........      $__________
[CO-MANAGER] ........................      $__________

                         Total ......      $__________